Exhibit 99.1

Public Amendment Request August 13, 2013 REVLON(R)

Forward-Looking Statements This presentation relates to various aspects of Revlon, Inc.’s (“Revlon”) strategic, business and financial plans. Statements made in this presentation, which are not historical, are forward-looking and based on management's estimates, objectives, vision, projections, forecasts, plans, anticipations, targets, drivers, strategies, beliefs, intent, expectations, outlook, opportunities and initiatives. Accordingly, Revlon's actual results may differ materially from such forward-looking statements for a number of reasons, including, without limitation, those set forth in the Company's filings with the SEC, including our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we have filed or will file with the SEC during 2013. Access to these filings is available on the SEC's website at www.sec.gov. While the issuer of the term loan is Revlon Consumer Products Corporation (“Products Corporation” or “RCPC” and, together with Revlon, sometimes referred to as the “Company”), this presentation reflects Revlon’s financial results unless otherwise noted. Revlon is a public holding company with no business operations of its own. Revlon’s only material asset is all of RCPC’s outstanding capital stock, through which Revlon conducts all of its business operations. Revlon’s net income/(loss) has historically consisted of RCPC’s net income/(loss) and includes certain expenses related to being a public holding company. The information provided herein is presented through the dates indicated on the applicable slides, or if no date is indicated, as of December 31, 2012. Revlon undertakes no commitment to update or otherwise revise this presentation to reflect actual results of operations, changes in financial condition, changes in estimates, changes in expectations, changes in assumptions, changes in external sources of information, or other circumstances arising and/or existing since the preparation of the information contained herein or to reflect the occurrence of any future events. Further, Revlon undertakes no commitment to update or revise any of this presentation to reflect changes in general economic or industry conditions or changes in specific industry categories in which Revlon operates. Additionally, the business and financial information and materials and any other statement or disclosure on, or made available through, the websites referred to herein shall not be incorporated by reference herein unless specifically identified as such.

AgendaExecutive Summary Revlon Update TCG Overview Transaction Rationale Integration Plan and Synergy Overview Transaction and Amendment Overview  Public Alan T. Ennis President Chief Executive Officer Elise Garofalo Senior Vice President Treasurer and Investor Relations

Executive Summary REVLON

Executive Summary On August 5th, Revlon, Inc. (“Revlon”) announced the signing of a stock purchase agreement to acquire 100% of the equity of The Colomer Group (“TCG”) for $660 million – expected to close in Q4 2013 after satisfying customary closing conditions. Reunites the Revlon retail and professional brands, and adds an attractive portfolio of brands in the hair and nail categories. Expands Revlon’s global scale, with pro forma LTM June 2013 revenue and Adjusted EBITDA, excluding certain non-recurring items(A), of approximately $2 billion and $381 million, respectively, after realizing expected synergies. Revlon expects to finance the acquisition with up to approximately $700 million incremental term loan and is seeking to amend its existing credit facility to permit a funds-certain acquisition. Pro forma for the acquisition, Revlon leverage is 4.8x Net Debt / Adjusted EBITDA, excluding certain non-recurring items(A), including expected synergies. Executive Summary (A)Based on Revlon, Inc. LTM June 30, 2013 Adjusted EBITDA, excluding certain non-recurring items, of $284 million, TCG Adjusted EBITDA, excluding non-recurring items, of $72 million, expected synergies on an annual run-rate basis of $25 million, excluding $40 million of costs for synergy and integration, and debt levels as per the pro forma capitalization table on slide 30. Adjusted EBITDA, excluding certain non-recurring items, is a non-GAAP and non-IFRS measure; see definitions and reconciliations to most directly comparable GAAP and IFRS financial measures in the Appendices attached. EBITDA is defined differently under the credit agreement. See slide 17 and “Basis of Presentation” for more information. Public 4

Revlon Update

Leading Market Presence Powerful Brands Strong Retail Customer Relationships Participate in Growing Category 2012 net sales of over $1.4 billion (A) Products are sold in more than 100 countries (A) Leading market positions in the U.S. and in several key international markets  Global color cosmetics category grew at a 4.4% CAGR (2006-2012)(C) (A)Revlon 2012 10K (B)As of 6/30/2013 (C) Datamonitor Global World Class Operations Major world class manufacturing facility in Oxford, N.C. (one million sq ft) and another manufacturing facility in Isando, South Africa. Approximately 5,200 employees globally (B) Revlon - Business Overview Public

Revlon – Strategy GROW …our net sales GLOBALIZE …for better results GROOM …our people Profitably Grow Our Business STRATEGIC GOAL STRATEGIES Develop our organizational capability Build our strong brands Drive our company to act globally TACTICS Pursue growth opportunities Improve our financial performance 7 Public

Revlon - Financial Performance Trends 2009 – LTM June 2013

REVLON

Net Sales


(USD millions)
CAGR: 3.2%
$1,296
$1,321
$1,381
$1,426
$1,420
2009
2010
2011
2012
LTM June 2013

Adjusted EBITDA, excluding certain non-recurring items (A) (B)


(USD millions)
$258
$21
$236
$260
$266
$287
$33
$254
$284
$8
$276
2009
2010
2011
2012
LTM June 2013
% of Net Sales
19.9%
19.7%
19.3%
20.1%
20.0%

Top line growth while maintaining highly competitive EBITDA margins

(A) Adjusted EBITDA, excluding certain non-recurring items, excludes non-recurring gains and charges as follows: 2009 Adjusted EBITDA, excluding certain non-recurring items, excludes restructuring and related charges of $21 million. 2012 Adjusted EBITDA, excluding certain non-recurring items, excludes restructuring and related charges of $24 million and a net charge of $9 million related to shareholder litigation settlement. LTM June 2013 Adjusted EBITDA, excluding certain non-recurring items, excludes the gain recognized related to Venezuela insurance claim of $26 million, the estimated costs associated with Venezuela facility clean-up of $4 million, net restructuring actions of $28 million and a charge of $2 million related to shareholder litigation settlement.

(B) Adjusted EBITDA, excluding certain non-recurring items, is a non-GAAP measure; see definitions and reconciliations to most directly comparable GAAP financial measure in the Appendices attached. EBITDA is defined differently under the credit agreement.

See "Basis of Presentation" for more information.

Public 8

Leverage (B) Free Cash Flow (A) Generating Significant Free Cash Flow Used Cash to Improve Capital Structure and Fund Recent Acquisitions (A) Adjusted EBITDA, excluding certain non-recurring items, and Free Cash Flow are non-GAAP measures; see definitions and reconciliations to most directly comparable GAAP financial measures in Appendices attached. EBITDA is defined differently under the credit agreement. (B)Revlon, Inc. Net Debt equals Total Debt as reported in the Company filings, less Cash and Cash Equivalents as reported in the Company filings. (C)Adjusted EBITDA, excluding certain non-recurring items, excludes non-recurring gains and charges as follows: 2009 Adjusted EBITDA, excluding certain non-recurring items, excludes restructuring and related charges of $21 million. 2012 Adjusted EBITDA, excluding certain non-recurring items, excludes restructuring and related charges of $24 million and a net charge of $9 million related to shareholder litigation settlement. LTM June 2013 Adjusted EBITDA, excluding certain non-recurring items, excludes the gain recognized related to Venezuela insurance claim of $26 million, the estimated costs associated with Venezuela facility clean-up of $4 million, net restructuring actions of $28 million and a charge of $2 million related to shareholder litigation settlement. (USD millions) (USD millions)See “Basis of Presentation” for more information. (A) (C) 9 Revlon - Financial Performance Trends 2009 – LTM June 2013 $338 million Public

Revlon - Financial Highlights YTD June 2013 10 Source: SEC Filings. See “Basis of Presentation” for more information. (A)Adjusted EBITDA is a non-GAAP measure; see definition and reconciliation to most directly comparable GAAP financial measure in the Appendices attached. EBITDA is defined differently under the credit agreement. (B)YTD June 2013 Adjusted EBITDA, excluding certain non-recurring items, excludes the gain recognized related to Venezuela insurance claim of $26 million, the estimated costs associated with Venezuela facility clean-up of $4 million and net restructuring actions of $4 million. (C)YTD June 2012 Adjusted EBITDA, excluding certain non-recurring items, excludes a charge of $7 million related to shareholder litigation settlement. Public (A) (B) (C) Note: rounding may cause immaterial differences.

TCG Overview

Net Sales by Category (A) Net Sales by Region (A) TCG 2012 Net Sales: $500 million 1,900 employees and four manufacturing sites worldwide TCG - Business Mix and Geographic Footprint (A)TCG Net Sales per annual audited financial statements and other information and materials provided by Seller. TCG annual audited financial statements prepared in accordance with International Financial Reporting Standards, as adopted by the European Union (“IFRS”). Public See “Basis of Presentation” for more information.

TCG - Business Profile

REVLON

Professional Hair

Selected key brands

Revlon Professional, American Crew, uniq one, Roux, Intercosmo, d:fi, Orofluido



Business description

- Provides products to professional hair salons and distributors
- One of the larger manufacturers and marketers of professional hair care products

Key brands performances

(% 2012A Segment Sales)



American Crew 20%
Other 41%
Revlon Prof. 39%

Professional Nail

Selected key brands

CND Hands. Feet. Beauty.

CND Shellac



Business description

- CND is a leader in non-polish spa and nail salon manicure and pedicure products
- Launched in 2010 CND Shellac changed the nail segment by creating a new category, the removable gel polish
- Products include spa treatments, lotions and washes, sculpting and gel-polish liquids available in 40 primary shades

Key brands performances



CND Core 37%
CND Shellac 63%

Retail Brands

Selected key brands

Llongueras, Natural Honey, Flex, Cutex



Business description

- Owns retail brands sold through mass market channels and perfumeries mostly in Spain
- Products include hair care, body lotions, shaving foams & aftershaves and nail polish remover
- Natural Honey as the focus of investment in the Retail portfolio

Key brands performances



Other 30%
Natural Honey 44%
Llongueras 26%

Multicultural Brands

Selected key brands

Creme of Nature, Lottabody



Business description

- Operates in the ethnic hair care market with sales primarily in the US and the Caribbean
- Products include relaxers and hair care (shampoos, treatments, conditioners and hair color)
- Distributed through retail and professional channels

Key brands performances



Other 9%
Lottabody 12%
Creme of Nature 79%

Source: TCG Net Sales per annual audited financial statements and other information and materials provided by Seller. TCG annual audited financial statements prepared in accordance with IFRS.

Public 13

TCG - Financial Performance Trends 2009 – LTM June 2013 Net Sales (A) (USD millions) Adjusted EBITDA, excluding certain non-recurring items (A) (USD millions) Historical top line innovation-driven growth and divestment strategy delivering TCG’s year-on-year EBITDA growth CAGR: 6.9% 9.3% 10.4% 12.4% 13.5% 14.1% % of Net Sales (A)TCG’s Net Sales and Adjusted EBITDA, excluding certain non-recurring items, per audited annual financial statements and unaudited interim 2013 financial statements, which have not been reconciled IFRS to GAAP, and other information and materials provided by Seller. TCG annual audited financial statements prepared in accordance with IFRS, and unaudited interim financial statements prepared on a basis consistent with IFRS. (B)TCG LTM June 2013 Adjusted EBITDA, excluding certain non-recurring items, excludes favorable foreign currency translation of $1 million, restructuring charges of $1 million, gain on sale of property/plant/equipment (“PPE”) of $7 million and other miscellaneous expenses of $4 million. Adjusted EBITDA, excluding certain non-recurring items, is a non-IFRS measure; see reconciliations in the Appendices attached. Public See “Basis of Presentation” for more information. (B)

Transaction Rationale

Transaction Rationale  Transformational Reunite Revlon Brand globally Complementary brand portfolio Channel diversification Exploit innovation capability Synergistic Public

(A)Net Sales and Adjusted EBITDA, excluding certain non-recurring items, and excluding $40 million of costs for synergy and integration, assume fully synergized combination as of 7/1/2012; expected synergies based on Company estimates. TCG’s Net Sales and Adjusted EBITDA, excluding certain non-recurring items, per audited annual financial statements and unaudited interim 2013 financial statements, which have not been reconciled IFRS to GAAP, and other information and materials provided by Seller. TCG annual audited financial statements prepared in accordance with IFRS, and unaudited interim financial statements prepared on a basis consistent with IFRS. (B)Adjusted EBITDA, excluding certain non-recurring items, is a non-GAAP and non-IFRS measure; see definitions and reconciliations to most directly comparable GAAP and IFRS financial measures in the Appendices attached. EBITDA is defined differently under the credit agreement. (C)Revlon Adjusted EBITDA, excluding certain non-recurring items, excludes the gain recognized related to Venezuela insurance claim of $26 million, the estimated costs associated with Venezuela facility clean-up of $4 million, net restructuring actions of $28 million and a charge of $2 million related to shareholder litigation settlement. (D)TCG Adjusted EBITDA, excluding certain non-recurring items, excludes favorable foreign currency translation of $1 million, restructuring charges of $1 million, gain on sale of PPE of $7 million and other miscellaneous expenses of $4 million. (E)Includes expected synergies on an annual run-rate basis, excluding $40 million of costs for synergy and integration. Transformational 17 A global $2 billion Company Broad brand, geographic and channel diversification LTM June 2013 Pro-Forma (C) See “Basis of Presentation” for more information. (A) (B) (E) Public (D)

Reunite Revlon Brand Globally 18 Revlon Color Cosmetics Revlon Beauty Tools Revlon Hair Color Revlon Charlie Revlon Professional Revlon Brand globally in all channels Combined Capitalize on Revlon Brand globally in all channels Public

Complementary Brand Portfolio Successful global brands in multiple segments Public

Channel Diversification DRUG STORES Enhanced access to broader consumer groups MASS PROFESSIONAL CHANNEL: HAIR SALONS NAIL SALONS SPAS Public

Exploit Innovation Capabilities Public

Synergistic $284m $72m $25m $381m Synergies 22 LTM June 2013 Adjusted EBITDA, excl. certain non-recurring items, Pro Forma USD Millions (A) (B) (C) (E) Public (A)LTM June 2013 Adjusted EBITDA, excluding certain non-recurring items, Pro Forma excludes $40 million of costs for synergy and integration and assumes fully synergized combination as of 7/1/2012; expected synergies based on Company estimates. TCG’s Adjusted EBITDA, excluding certain non-recurring items, per audited annual financial statements and unaudited interim 2013 financial statements, which have not been reconciled IFRS to GAAP, and other information and materials provided by Seller. TCG annual audited financial statements prepared in accordance with IFRS, and unaudited interim financial statements prepared on a basis consistent with IFRS. (B)LTM June 2013 Adjusted EBITDA, excluding certain non-recurring items, Pro Forma is a non-GAAP and non-IFRS measure; see definitions and reconciliations to most directly comparable GAAP and IFRS financial measures in the Appendices attached. EBITDA is defined differently under the credit agreement. (C)Revlon Adjusted EBITDA, excluding certain non-recurring items, excludes the gain recognized related to Venezuela insurance claim of $26 million, the estimated costs associated with Venezuela facility clean-up of $4 million, net restructuring actions of $28 million and a charge of $2 million related to shareholder litigation settlement. (D)TCG Adjusted EBITDA, excluding certain non-recurring items, excludes favorable foreign currency translation of $1 million, restructuring charges of $1 million, gain on sale of PPE of $7 million and other miscellaneous expenses of $4 million. (E)Includes expected synergies on an annual run-rate basis, excluding $40 million of costs for synergy and integration. (D)

Integration Plan & Synergy Overview

Approach to Integration and Synergy Realization 24 Overall Approach Consolidate complementary processes and optimize cost structure Ensure business continuity while executing planned actions COGS Sourcing: Compare and negotiate global pricing Manufacturing: Concentrate similar manufacturing competencies Distribution: Consolidate warehouses and distribution in overlapping countries SG&A Consolidate back office support Integrate management structures Commercial Limited synergies or integration due to different channels, however potential sharing of best practices across both organizations Public

Highly Achievable Cost Synergies 25 (A) (A) (A)Expected synergies based on Company estimates.(USD millions) Highly achievable annualized cost savings of $25 million by the end of year two Integration plan being prepared; 100% of plan expected to be initiated within 12 months of closing and complete within 24 months Potential revenue synergies would be incremental $13 $25 Public

One-Time Synergy and Integration Costs 26 Estimated costs to implement synergies and integration costs Total costs of $40 million estimated to be approximately 1.5x annualized expected synergy savings of $25 million. Estimate based on our assessment of cost-saving actions and our past experience. Approximately a two year payback. Timing of costs expected to be 2/3 in year 1, remainder in year 2 Source: Company estimates. (USD millions) Public

Transaction and Amendment Overview

Amendment Overview

REVLON

- Revlon is requesting an amendment to its existing Term Loan Credit Agreement to allow the acquisition of Colomer and related financing on a funds certain basis
  - The amendment will permit up to approximately $700 million of new incremental Term Loan
- Other requested modifications include:
  - Section 11.1 (Financial Covenant) – modify First Lien Secured Leverage Ratio from 4.0x to 4.25x
  - Section 11.2(s) (Indebtedness) – increase maximum amount under the ABL from $200 million to $240 million
  - Section 11.6(q) (Limitation on Sale of Assets) – delete annual cap on asset sales, so long as Company obtains 75% in cash (with designated non-cash basket of greater of $75 million and 3.75% of consolidated total assets determined at the time of such sale, transfer or disposition and any liabilities assumed by transferor or canceled shall be deemed cash)
  - Section 11.7(a)(vii) (Limitation on Restricted Payments – Available Amount basket) – modify First Lien Secured Leverage Ratio test from 2.75x to 3.0x
  - Section 11.8(i) (Limitation on Investments – Permitted Acquisitions) – delete the $100 million cap on Permitted Acquisitions of non-Loan Parties and assets that do not become collateral
  - Section 11.9(c)(viii) (Limitation on Payments on Account of Debt – Available Amount basket) – modify First Lien Secured Leverage Ratio test from 2.75x to 3.0x
  - Section 12.1(f and k) (Events of Default – Cross Default and Material Judgments) – increase threshold from $25 million to $50 million
  - EBITDA Definition (Clause xviii) – add $15 million litigation and settlement costs and expenses
  - Existing Senior Notes Definition – reflect the February 2013 increase from $330 to $500 million to maintain the $200 million basket for Additional Senior Notes in Section 11.2(b)
  - Certain other modifications
- Lenders will receive 25 bps consent fee

28

Sources and Uses (A)Includes refinancing, consulting and legal fees and other transaction costs. Assumes TCG net cash at 6/30/2013 is zero and that TCG’s cash generated from 6/30/2013 to closing, which accrues to the benefit of Revlon, is offset by the deal ticking fee. (USD millions) Public

Pro Forma Capitalization (USD millions) (A)Adjusted EBITDA, excluding certain non-recurring items, excludes $40 million of costs for synergy and integration and assumes fully synergized combination as of 7/1/2012; expected synergies based on Company estimates. TCG’s Adjusted EBITDA, excluding certain non-recurring items, per audited annual financial statements and unaudited interim 2013 financial statements, which have not been reconciled IFRS to GAAP, and other information and materials provided by Seller. TCG annual audited financial statements prepared in accordance with IFRS, and unaudited interim financial statements prepared on a basis consistent with IFRS. (B)Adjusted EBITDA, excluding certain non-recurring items, is a non-GAAP and non-IFRS measure; see definitions and reconciliations to most directly comparable GAAP and IFRS financial measures in the Appendices attached. EBITDA is defined differently under the credit agreement. (C)Revlon Adjusted EBITDA, excluding certain non-recurring items, excludes the gain recognized related to Venezuela insurance claim of $26 million, the estimated costs associated with Venezuela facility clean-up of $4 million, net restructuring actions of $28 million and a charge of $2 million related to shareholder litigation settlement. (D)Includes synergies on an annual run-rate basis, excluding $40 million of costs for synergies and integration. (E)$700 million incremental Term Loan balance assumed at Libor + 300 bps with a Libor floor of 1.0%, based on a 360 day year. (F)Adjusted as if the repayment of the $49 million Contributed Loan portion of the Senior Sub Term Loan (Preferred Shares) at maturity in October 2013 was effective 7/1/12. (G)Contributed Loan portion of the Senior Sub Term Loan – Due to Revlon, Inc. face value $49 million. Existing Term Loan B face value $675 million. Public Note: rounding may cause immaterial differences.

Transaction Timetable 31 Date Event August 13, 2013 Launch Amendment via Lender Call August 16, 2013 Consents due from Existing Lenders August 19, 2013 Amendment EffectiveQ4 2013  Acquisition Closing Public

Appendix – Reconciliations

Revlon, Inc. – EBITDA Reconciliation Note: rounding may cause immaterial differences. Public Source: SEC filings and Company data. See “Basis of Presentation” for more information.

Note: USD millions converted at a EUR/USD rate of $1.29. See “Basis of Presentation” for more information. TCG – EBITDA Reconciliation Source: Audited and un-audited financial statements and other information and materials provided by Seller. TCG financial statements are prepared in accordance with IFRS. Note: rounding may cause immaterial differences. Public

See “Basis of Presentation” for more information Revlon, Inc. - Free Cash Flow Reconciliation Note: rounding may cause immaterial differences. Public Source: SEC filings and Company data.

See “Basis of Presentation” for more information. Note: rounding may cause immaterial differences. RCPC - Revlon, Inc. EBITDA Reconciliation Public Source: SEC filings and Company data.

Revlon, Inc. (sometimes referred to as “Revlon”) is a public holding company with no business operations of its own. Revlon’s only material asset is all of the outstanding capital stock of Revlon Consumer Products Corporation (“Products Corporation” or “RCPC” and, together with Revlon, sometimes referred to as the “Company”), through which Revlon conducts all of its business operations. Revlon's net income/(loss) has historically consisted of the net income/(loss) of Products Corporation and includes certain expenses related to being a public holding company. While the issuer of the term loan is RCPC, this presentation reflects Revlon’s financial results unless otherwise noted. The financial data contained herein are both audited and unaudited and have been prepared from Revlon’s internal and external reporting information, which is prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). This presentation includes references to Revlon’s Adjusted EBITDA, excluding certain non-recurring items. Adjusted EBITDA, excluding certain non-recurring items, is a non-GAAP financial measure that is reconciled to net income, its most directly comparable GAAP measure, in the accompanying financial tables. Adjusted EBITDA is defined as income from continuing operations before interest, taxes, depreciation, amortization, gains/losses on foreign currency fluctuations, gains/losses on the early extinguishment of debt and miscellaneous expenses. In calculating Adjusted EBITDA, excluding certain non-recurring items, the Company excludes the effects of gains/losses on foreign currency fluctuations, gains/losses on the early extinguishment of debt, results of and gains/losses on discontinued operations, restructuring and related charges, charges related to the settlement of shareholder litigation related to the Company’s 2009 exchange offer, the gain on the Venezuela insurance settlement and miscellaneous expenses because the Company's management believes that some of these items may not occur in certain periods, the amounts recognized can vary significantly from period to period and these items do not facilitate an understanding of the Company's operating performance. The Company's management utilizes Adjusted EBITDA, excluding certain non-recurring items, as an operating performance measure in conjunction with GAAP measures, such as net income and gross margin calculated in accordance with GAAP. The Company's management uses Adjusted EBITDA, excluding certain non-recurring items, as an integral part of its reporting and planning processes and as one of the primary measures to, among other things -- (i) monitor and evaluate the performance of the Company's business operations; (ii) facilitate management's internal comparisons of the Company's historical operating performance of its business operations; (iii) facilitate management's external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels; (iv) review and assess the operating performance of the Company's management team and, together with free cash flow and other operational objectives, as a measure in evaluating employee compensation and bonuses; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments. Basis of Presentation Public

Free cash flow is a non-GAAP financial measure that is reconciled to net cash provided by operating activities, its most directly comparable GAAP measure, in the accompanying financial tables. Free cash flow is defined as net cash provided by operating activities, less capital expenditures for property, plant and equipment, plus proceeds from the sale of certain assets. Free cash flow excludes proceeds from the sale of discontinued operations. Management uses free cash flow (i) to evaluate its business and financial performance and overall liquidity; (ii) in strategic planning; and (iii) to review and assess the operating performance of the Company's management team and, together with Adjusted EBITDA, excluding certain non-recurring items, as a measure in evaluating employee compensation and bonuses. Management believes that free cash flow is useful for third parties because it provides them with an important perspective on the cash available for debt repayment and other strategic measures, after making necessary capital investments in property and equipment to support the Company's ongoing business operations, and provides them with the same measures that management uses as the basis for making resource allocation decisions. Free cash flow does not represent the residual cash flow available for discretionary expenditures, as it excludes certain expenditures such as mandatory debt service requirements, which for the Company are significant. The Company does not intend for free cash flow to be considered in isolation or as a substitute for the related GAAP measures. Other companies may define free cash flow or similarly titled measures differently. The Company's management believes that each of Adjusted EBITDA, excluding certain non-recurring items, and free cash flow are useful to third parties to provide them with disclosures of the Company's operating results on the same basis as that used by the Company's management. Additionally, the Company's management believes that such measures provide useful information to third parties about the performance of the Company's overall business because such measures eliminate the effects of unusual or other infrequent charges that are not directly attributable to the Company's underlying operating performance. Additionally, the Company's management believes that because it has historically provided one or more of such measures in previous presentations, that including such non-GAAP measures in this presentation provides consistency in its financial reporting and continuity to third parties for comparability purposes. Accordingly, the Company believes that the presentation of such measures, when used in conjunction with GAAP financial measures, is a useful financial analysis tool, used by the Company's management, as described above, that can assist third parties in assessing the Company's financial condition, operating performance and underlying strength. Such measures should not be considered in isolation or as a substitute for net income / (loss) and/or operating cash flow prepared in accordance with GAAP. Other companies may define these measures differently. Also, while EBITDA is defined differently than Adjusted EBITDA, excluding certain non-recurring items, for the Company's credit agreement, certain financial covenants in its borrowing arrangements are tied to similar measures. Adjusted EBITDA, excluding certain non-recurring items; free cash flow, as well as the other information in this presentation, should be read in conjunction with the Company's financial statements and footnotes contained in the documents that the Company files with the U.S. Securities and Exchange Commission. Basis of Presentation (continued) Public

The Colomer Group (“TCG”) is a privately held company with financial statements prepared, in the case of their annual audit financial statements, in accordance with International Financial Reporting Standards, as adopted by the European Union (“IFRS”), applied consistently throughout the periods presented (except as disclosed therein) and in the case of their quarterly unaudited, unreviewed financial statements on a basis consistent with IFRS to the extent appropriate in the context of such accounts. The financial data contained herein are both audited in the case of TCG’s annual financial results and unaudited and unreviewed in the case of TCG’s 2013 quarterly financial results, and each have been prepared by TCG. While TCG’s annual financial statements have been audited by Deloitte, all TCG financial statements have been provided to the Company by TCG and the Company has not independently verified, audited or conducted audit procedures on TCG’s annual audited or quarterly unaudited financial statements and therefore cannot provide any assurances as to their completeness or accuracy or whether they fairly present TCG’s results of operations, financial condition or cash flows for the respective reporting periods, nor has the Company prepared any reconciliation of amounts prepared in accordance with IFRS to GAAP. This presentation includes references to TCG’s Adjusted EBITDA, excluding certain non-recurring items. TCG’s Adjusted EBITDA, excluding certain non-recurring items, is a non-IFRS financial measure that is reconciled to net income, its most directly comparable IFRS measure, in the accompanying financial tables. TCG’s Adjusted EBITDA is defined as operating income before interest, taxes, depreciation, amortization, gains/losses on foreign currency fluctuations and miscellaneous expenses. In calculating TCG’s Adjusted EBITDA, excluding certain non-recurring items, the effects of interest, taxes, depreciation, amortization, gains/losses on foreign currency fluctuations and miscellaneous expenses, divestments, foreign currency translation, restructuring charges, gain/(loss) on sale of PPE and other miscellaneous income and expenses are excluded as some of these items may not occur in certain periods, the amounts recognized can vary significantly from period to period and these items do not facilitate an understanding of TCG’s underlying operating performance. The Company's management believes that Adjusted EBITDA, excluding certain non-recurring items, is useful to third parties to provide them with disclosures of TCG’s operating results on the same basis which the Company believes that TCG’s management uses to assess TCG’s underlying performance. Additionally, the Company's management believes that such measure provides useful information to third parties about the performance of TCG’s overall business because such measure eliminates the effects of unusual or other infrequent charges that are not directly attributable to TCG’s underlying operating performance. Accordingly, the Company believes that the presentation of such measure, when used in conjunction with IFRS financial measures, is a useful financial analysis tool, which the Company believes is used by TCG's management, as described above, that can assist third parties in assessing TCG’s financial condition, operating performance and underlying strength. Such measure should not be considered in isolation or as a substitute for net income /(loss), prepared in accordance with IFRS. Other companies may define such measure differently. For comparison purposes, TCG restated its As Reported Euro financial results for all periods 2009 forward at the spot rates of December 31, 2011. The Company then converted those Euro-denominated financial results to U.S. dollars using a spot rate of EUR/USD $1.29 as of July 4, 2013.Basis of Presentation (continued) Public

End of Presentation